UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2020 (June 19, 2020)

AG Mortgage Investment Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 26th floor
New York, New York 10167
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (212) 692-2000

Not Applicable
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	MITT	New York Stock Exchange (NYSE)
8.25% Series A Cumulative Redeemable Preferred Stock	MITT PrA	New York Stock Exchange (NYSE)
8.00% Series B Cumulative Redeemable Preferred Stock	MITT PrB	New York Stock Exchange (NYSE)
8.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	MITT PrC	New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 19, 2020, AG Mortgage Investment Trust, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company's stockholders approved the Company’s 2020 Equity Incentive Plan (the “2020 Equity Incentive Plan”).  The 2020 Equity Incentive Plan became effective on April 15, 2020, upon the approval of the Company’s stockholders at the Annual Meeting (see Item 5.07 below).

The material features of the 2020 Equity Incentive Plan are described in the Company’s definitive proxy statement for the Annual Meeting filed on April 29, 2020 under the heading “Proposal 4. Approval of the AG Mortgage Investment Trust, Inc. 2020 Equity Incentive Plan” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the 2020 Equity Incentive Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As indicated above, on June 19, 2020, the Company held its Annual Meeting. The Company’s stockholders voted on the following matters which were set forth in the notice for the meeting:

1.	election of the board of directors, with each director serving a one-year term and until his or her successor is elected and qualified;

2.	ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020;

3.	approval, on an advisory basis, of the Company’s executive compensation; and

4.	approval of the AG Mortgage Investment Trust, Inc. 2020 Equity Incentive Plan.

Each of the five nominees was elected, the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm was ratified, the executive compensation was approved on an advisory basis, and the 2020 Equity Incentive Plan was approved.

The vote tabulation for each proposal is as follows:

1.	Election of Directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
T.J. Durkin	9,213,103	2,143,858	13,682,881
Debra Hess	10,824,916	532,045	13,682,881
Joseph LaManna	10,757,240	599,721	13,682,881
Peter Linneman	10,141,336	1,215,625	13,682,881
David N. Roberts	10,696,901	660,060	13,682,881

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,567,529	1,130,215	342,098	-0-

3.	Approval, on an advisory basis, of the Company’s executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,851,007	1,138,119	367,835	13,682,881

4.	Approval of the 2020 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,015,096	1,112,075	229,790	13,682,881

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	AG Mortgage Investment Trust, Inc. 2020 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2020	AG MORTGAGE INVESTMENT TRUST, INC.

	By:	/s/ RAUL E. MORENO
Name: Raul E. Moreno
Title: General Counsel and Secretary